Financial Instruments	12 Months Ended
Dec. 31, 2018
Financial Instruments [Abstract]
Financial Instruments

8. Financial Instruments

(a)    Fair value of financial instruments

The Partnership follows the accounting guidance for financial instruments that establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosure about fair value measurements. This guidance enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. The statement requires that assets and liabilities carried at fair value will be classified and disclosed in one of the following three categories:

Level 1: Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date;

Level 2: Inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly;

Level 3: Inputs are unobservable inputs for the asset or liability.

The carrying value of cash and cash equivalents and restricted cash, which are considered Level 1 items as they represent liquid assets with short-term maturities, trade receivables, amounts  due to related parties, trade accounts payable and accrued liabilities approximates their fair value. The fair values of long-term variable rate bank loans approximate the recorded values, due to their variable interest being the LIBOR and due to the fact the lenders have the ability to pass on their funding cost to the Partnership under certain circumstances, which reflects their current assessed risk. We believe the terms of our loans are similar to those that could be procured as of December 31, 2018. LIBOR rates are observable at commonly quoted intervals for the full terms of the loans and hence bank loans are considered Level 2 items in accordance with the fair value hierarchy.

The following table summarizes the valuation of the Partnership’s assets measured at fair value on a non-recurring basis as of December 31, 2017:

Items Measured at Fair Value on a Nonrecurring Basis - Fair Value Measurements
	Quoted prices in active markets for identical assets	Significant other observable inputs	Unobservable Inputs
Non – Recurring Measurements:	Level 1	Level 2	Level 3	Loss
Long-lived assets classified as held for sale (Note 5)	$—	$29,400	$—	$3,282

The M/T Aristotelis was classified as held for sale as of December 31, 2017 and was recognized at its fair value of $29,400 less costs to sell of $538. The fair value of the M/T Aristotelis was based on its transaction price, as the sale price was agreed with an unaffiliated third party hence it is considered level 2 (Note 5).

As of December 31, 2018, none of the Partnership’s vessels was classified as asset held for sale.

(b)    Concentration of credit risk

Financial instruments which potentially subject the Partnership to significant concentrations of credit risk consist principally of cash and cash equivalents and trade accounts receivable. The Partnership places its cash and cash equivalents, consisting mostly of deposits, with creditworthy financial institutions rated by qualified rating agencies. A limited number of financial institutions hold the Partnership’s cash. Most of the Partnership’s revenues were derived from a few charterers. For the year ended December 31, 2018, Petrobras, Hyundai Merchant Marine Co Ltd (“HMM”) and CMA CGM accounted for 19%, 16% and 15% of the Partnership’s total revenue, respectively. For the year ended December 31, 2017 Petrobras, CMTC, HMM and CMA CGM accounted for 19%, 18%, 18% and 17% of the Partnership’s total revenue, respectively. For the year ended December 31, 2016 HMM, Petrobras, CMA CGM and CMTC accounted for 19%, 18%, 17% and 15% of the Partnership’s total revenue, respectively.